UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
July 31, 2003

Abaxis, Inc.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-19720 (Commission File No.)	77-0213001 (I.R.S. Employer Identification No.)

3240 Whipple Road, Union City, California 94587
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(510) 675-6500

Item 7. Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release, dated July 31, 2003, regarding the fiscal quarter ended June 30, 2003 results of Abaxis, Inc.

Item 12. Results of Operations and Financial Condition

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. On July 31, 2003, Abaxis, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003 and held a conference call regarding those results.

The press release relating to the financial results for the fiscal quarter ended June 30, 2003 is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

ABAXIS, INC.

By:	/s/ Clinton H. Severson Name: Clinton H. Severson Title: President and Chief Executive Officer

Date: July 31, 2003

Exhibit Index

Exhibit	Description

99.1	Earnings release, dated July 31, 2003, regarding the fiscal quarter ended June 30, 2003 results of Abaxis, Inc.